PACE® Select Advisors Trust

July 16, 2024

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses"), and the Statement of Additional Information ("SAI"), each dated November 28, 2023, as supplemented.

Includes:

•  PACE® Global Fixed Income Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

First, the purpose of this supplement is to update certain information regarding the portfolio management team of J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a subadvisor to PACE® Global Fixed Income Investments, a series of the Trust.

Second, the purpose of this supplement is to update certain information regarding the portfolio management team of Hotchkis and Wiley Capital Management, LLC ("Hotchkis & Wiley"), a subadvisor to PACE® Large Co Value Equity Investments, a series of the Trust.

Third, the purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has appointed Fulcrum Asset Management LLP ("FAM") to serve as a new subadvisor to the fund. FAM assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on July 16, 2024.

I. PACE® Global Fixed Income Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to Linda Raggi in the Prospectus and SAI are hereby removed.

ZS-1261

II. PACE® Large Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to Judd Peters in the Prospectuses and SAI are hereby removed.

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Portfolio management team" beginning on page 40 of the Multi-Class Prospectus, on page 43 of the Class P Prospectus and beginning on page 39 of the Class P2 Prospectus is revised by replacing the final bullet point of that section with the following:

Hotchkis & Wiley-George H. Davis, Jr., Executive Chairman and Portfolio Manager, and Scott McBride, CFA, Chief Executive Officer and Portfolio Manager, have been portfolio managers of the fund since 2023. Doug Campbell, Portfolio Manager, has been a portfolio manager of the fund since July 2024.

The section captioned "Management" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 157 of the Multi-Class Prospectus, beginning on page 159 of the Class P Prospectus and beginning on page 149 of the Class P2 Prospectus is revised by adding the following as the final paragraph of that section:

Doug Campbell, Portfolio Manager of Hotchkis & Wiley, has worked in investment management since 2008 and has been with Hotchkis & Wiley since 2017.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Value Equity Investments-Wellington Management Company LLP, Artisan Partners Limited Partnership and Hotchkis and Wiley Capital Management, LLC." and sub-sub-captioned "Hotchkis and Wiley Capital Management, LLC." beginning on page 193 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Hotchkis & Wiley uses a team approach in managing its portion of the fund's portfolio. George Davis, Jr., Scott McBride, and Doug Campbell are the portfolio managers primarily responsible for the day-to-day management of the fund. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2023 (in the case of Messrs. Davis, Jr. and McBride) or May 31, 2024 (in the case of Mr. Campbell):

The same section of the SAI is revised by replacing the chart in that section in its entirety with the following:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	23	10	54
Number of Accounts Managed with Performance-Based Advisory Fees	2	1	4
Assets Managed (in millions)	$21,362	$2,220	$6,689
Assets Managed with Performance-Based Advisory Fees (in millions)	$13,716	$49	$955

The same section of the SAI is revised by replacing the last paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2023 (in the case of Messrs. Davis, Jr. and McBride) or May 31, 2024 (in the case of Mr. Campbell), the portfolio managers did not own shares of the fund.

III. PACE® Alternative Strategies Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Management process" beginning on page 72 of the Multi-Class Prospectus, on page 75 of the Class P Prospectus and beginning on page 72 of the Class P2 Prospectus is revised by adding the following as the last bullet point under the fourth paragraph of that section:

• A "diversified macro strategy" that seeks to generate absolute returns in all market conditions over rolling five-year periods, with low sensitivity to stocks and bonds by investing globally across equities, bonds, currency and commodities.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 76 of the Multi-Class Prospectus, on page 79 of the Class P Prospectus and on page 76 of the Class P2 Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

Fulcrum Asset Management LLP ("FAM") assumed day-to-day management of a separate portion of the fund's assets on July 16, 2024.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 77 of the Multi-Class Prospectus, on page 80 of the Class P Prospectus and on page 77 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar, Electron and FAM serve as the fund's subadvisors.

The section captioned "PACE Alternative Fund summary" and sub-captioned "Portfolio management team" on page 77 of the Multi-Class Prospectus, on page 80 of the Class P Prospectus and on page 77 of the Class P2 Prospectus is revised by adding the following as the last bullet point of that section:

• FAM—Gavyn Davies, Founding Partner, Executive Chairman and Chairman of the Investment Committee, Suhail Shaikh, Partner and Chief Investment Officer, and Andrew Bevan, Partner and Economic Advisor, have been portfolio managers of the fund since July 16, 2024.

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Management process" beginning on page 114 of the Multi-Class Prospectus, beginning on page 118 of the Class P Prospectus and beginning on page 113 of the Class P2 Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar Asset Management LLC ("Magnetar"), Electron Capital Partners, LLC ("Electron") and Fulcrum Asset Management LLP ("FAM") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by replacing the fourth paragraph of that section and the bullet points thereunder with the following:

UBS AM, Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar, Electron and FAM employ the following portfolio management strategies:

• Opportunistic Strategy (UBS AM);

• Long/Short Global Equity Strategy (Allspring);

• Global Unconstrained Multi-Strategy Approach (Aviva);

• Absolute Return Equity Market Neutral Strategy (PCJ);

• Long/Short US Small Cap Equity Strategy (Kettle Hill);

• Relative Value Strategy (DLD);

• Merger Arbitrage Strategy (Magnetar);

•  Long/Short Global Equity Strategy (Electron); and

•  Diversified Macro Strategy (FAM).

The same section of each Prospectus is revised by adding the following immediately prior to the last paragraph of that section:

In managing its segment of the fund's assets, FAM seeks to generate absolute returns in all market conditions over rolling five-year periods, with low sensitivity to stocks and bonds. FAM's strategy is implemented by investing globally either directly, or through derivatives, in a broad range of instruments, including, but not limited to, equity, fixed income, currency, commodity, credit derivative and cash instruments (including U.S. treasury bills). Derivatives, including futures, forwards, options and swaps, are utilized for investment and for hedging purposes.

FAM's investment approach is driven by the following principles:

• Guided by theory—FAM follows a disciplined and repeatable investment process to translate insights from economic and financial theory into real-world investment strategies.

• Backed by empirical evidence—FAM's investment process builds on the principles of modern finance: diversification, understanding the sources of risk and return, and examination of market anomalies. FAM believes that efficient information processing and a scientific approach, combined with careful risk management, can produce superior investment outcomes.

• Unconstrained by traditional benchmarks—FAM's unconstrained investment approach allows it to think innovatively about achieving its clients' objectives by investing across time horizons, asset classes and regions.

The strategy consists of three proprietary and complementary sub-strategies combining discretionary and systematic inputs. The sub-strategies are Dynamic Asset Allocation, Discretionary Macro and Diversifying Strategies, and described in more detail below.

Dynamic Asset Allocation (DAA)—medium-term directional views across global equities, commodities and bonds, based on its reading of the macroeconomic environment, expected asset class returns and the correlations between assets. Over the long term, 30%-40% of FAM's allocated portion of the fund's portfolio is expected to be allocated to the DAA sub-strategy. FAM also applies an option-based overlay to protect against large losses and achieve a more stable risk profile over time.

Discretionary Macro (DM)—shorter term trading of opportunities that arise from large macroeconomic shocks, abrupt policy shifts, or changes in liquidity and investor sentiment. Over the long term, 50% of FAM's allocated portion of the fund's portfolio is expected to be allocated to the DM sub-strategy.

Diversifying Strategies (DS)—medium-term trend following trading technical signals on over 170 markets. Over the long term, 10% of FAM's allocated portion of the fund's portfolio is expected to be allocated to the DS sub-strategy.

The combination of the three sub-strategies, together with a strict application of risk management and portfolio construction, give rise to the Diversified Absolute Return Strategy.

FAM's investment process integrates material ESG considerations into the research process for certain portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. FAM utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. FAM's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

The section captioned "Management" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 164 of the Multi-Class Prospectus, on page 165 of the Class P Prospectus and on page 155 of the Class P2 Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar Asset Management LLC ("Magnetar"), Electron Capital Partners, LLC ("Electron") and Fulcrum Asset Management LLP ("FAM") serve as subadvisors for PACE Alternative Strategies Investments.

The same section of each Prospectus is revised by inserting the following as the last paragraphs of the sub-section:

FAM's principal address is Marble Arch House, 66 Seymour Street, London W1H 5BT. As of May 31, 2024, FAM managed approximately $5.8 billion in assets. Founded in 2004, FAM is a global, independent asset manager investing across all major asset classes and geographies.

Gavyn Davies, Suhail Shaikh, CFA and Andrew Bevan, PhD are jointly responsible for the day-to-day management of the portion of the fund's portfolio allocated to FAM.

Gavyn Davies is the Founding Partner, Executive Chairman and Chairman of the Investment Committee of FAM with over 40 years of experience. Prior to FAM, Mr. Davies was Chairman of the BBC from 2001-2004. He joined Goldman Sachs in 1986 and became Partner in 1988 when he also became the Chief Economist as well as Chairman of the Research Department until he left in 2001. Mr. Davies was a member of H.M.Treasury Independent Forecasting Panel from 1992 to 1997. He joined the U.K. Government's Policy Unit as an Economist in 1974 and was an Economic Policy Adviser to the British Prime Minister from 1976 to 1979.

Suhail Shaikh is a Partner and Chief Investment Officer of FAM with over 15 years of experience. Prior to joining FAM in 2005, Mr. Shaikh was an associate in the Investment Strategy Group at Goldman Sachs from 2002 to 2005 and served as an analyst in the Global Equity and Global Fixed Income and Currency Asset Management groups at Goldman Sachs from 2000 to 2002. Mr. Shaikh has been a CFA charterholder since 2003.

Andrew Bevan is a Partner and Economic Advisor of FAM with over 35 years of experience. Before joining the firm in 2006, he served as Managing Director and Head of Global Markets Research at Goldman Sachs from 1994 to 2005. Prior to that, Mr. Bevan was Managing Director and Head of the Financial Analytics and Structured Transactions Group at Bear Stearns from 1990-1994.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the second sentence of the first paragraph of that section in its entirety with the following:

Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar Asset Management LLC ("Magnetar"), Electron Capital Partners, LLC ("Electron") and Fulcrum Asset Management LLP ("FAM") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" on page 100 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Allspring Global Investments, LLC ("Allspring"), Aviva Investors Americas LLC ("Aviva"), PCJ Investment Counsel Ltd. ("PCJ"), Kettle Hill Capital Management, LLC ("Kettle Hill"), DLD Asset Management, LP ("DLD"), Magnetar Asset Management LLC ("Magnetar"), Electron Capital Partners, LLC ("Electron") and Fulcrum Asset Management LLP ("FAM"), UBS AM (not the fund) pays Allspring, Aviva, PCJ, Kettle Hill, DLD, Magnetar, Electron and FAM a fee based on the fund's average daily net assets that each manages (UBS AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures).

The same section of the SAI is revised by adding the following as the last paragraph of that section:

FAM is a limited liability partnership incorporated under the laws of England and Wales. The immediate parent of FAM is FAM Services Limited. In turn, FAM Services Limited is wholly owned by Fulcrum Asset Management Limited, a company registered in the Cayman Islands.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 151 of the SAI is revised by replacing the caption of that section with the following:

PACE Alternative Strategies Investments—Allspring Global Investments, LLC, Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP, Magnetar Asset Management LLC, Electron Capital Partners, LLC, and Fulcrum Asset Management LLP.

The same section of the SAI is revised by inserting the following as the final sub-section of that section:

Fulcrum Asset Management LLP. FAM aims to act in the best interests of all stakeholders by engaging with the companies it invests in, and by exercising its voting rights with care in order to manage, acquire and dispose of account assets. FAM will vote proxies in a prudent and diligent manner and in the best interests of its clients, consistent with the objective of maximizing long-term investment returns and protecting shareholder rights. Not only is this commensurate with good market practice, it goes hand in hand with ensuring the responsible investment of FAM's clients' funds. FAM has appointed Glass Lewis, a leading independent corporate governance research provider, to analyze corporate actions, management recommendations and make vote recommendations in order to assist FAM in the independent assessment of governance issues. FAM's management body has established a Responsible Investment Committee and a Stewardship Committee with the aim of strengthening internal communications on stewardship issues. Both committees comprise members of the risk, investment management, and compliance departments and FAM's Governance and Sustainability Officer. The common membership of both committees ensures consistency in FAM's stewardship and responsible investing approach (which includes considering environmental, social and governance issues).

Proxy Voting Procedure: FAM uses Glass Lewis's platform for proxy voting. All the voting recommendations relevant to FAM's clients and funds are through this platform. FAM uses Glass Lewis's "Climate Policy" for proxy voting guidance, to ensure a stronger stance with regards to sustainability matters is reflected as FAM's default choice. FAM will vote in line with these independent research recommendations unless it chooses to override them based on its own analysis. Informed by guidance from the UK Pensions and Lifetime Savings Association, FAM prioritizes analysis on proxy votes by using the controversy alert systems provided by Glass Lewis as well as reviewing for votes relating to climate change or the environment, shareholder proposals and stocks that form a high weighting in their client portfolios. FAM maintains a record of all proxy voting decisions for a period of seven years.

The section captioned "Portfolio managers" and sub-captioned "PACE Alternative Strategies Investments—Allspring Global Investments, LLC, Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP, Magnetar Asset Management LLC and Electron Capital Partners, LLC" beginning on page 228 of the SAI is revised by replacing the caption of that section with the following:

PACE Alternative Strategies Investments—Allspring Global Investments, LLC, Aviva Investors Americas LLC, PCJ Investment Counsel Ltd., Kettle Hill Capital Management, LLC, DLD Asset Management, LP, Magnetar Asset Management LLC, Electron Capital Partners, LLC and Fulcrum Asset Management LLP.

The same section of the SAI is revised by inserting the following as the last two sub-sections of that section:

Fulcrum Asset Management LLP.

FAM uses a team approach in managing its portion of the fund's portfolio. Gavyn Davies, Suhail Shaikh and Andrew Bevan are the portfolio managers primarily responsible for the day-to-day management of FAM's allocated portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of May 31, 2024:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Total Number of Accounts Managed	1	21	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	6	2
Assets Managed (in millions)	$202	$6,131	$1,075
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$645	$698

Potential conflicts of interest. As a general matter, certain conflicts of interest may arise in connection with the portfolio managers' management of a fund's investments, on the one hand, and the investments of other accounts for which an investment committee member is responsible, on the other hand. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio managers' compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the fund's portfolio trades and/or specific uses of commissions from the fund's portfolio trades (for example, research, or "soft dollars", if any). FAM has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.

Compensation. The portfolio managers are compensated based on a salary and discretionary annual bonus. The latter is based on performance of FAM and the individual over the previous calendar year. Annual reviews and business plans are prepared for each business unit and individual goals. Success against these business plans and individual goals are evaluated as part of the review process. This is an important determinant of year-end compensation.

Ownership of fund shares. As of May 31, 2024, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2024. All rights reserved.
UBS Asset Management (Americas) LLC.